EXHIBIT 99

                                           Merrill Lynch
                                           Pierce, Fenner & Smith
                                           Incorporated


                                           World Financial Center
                                           North Tower
                                           New York, New York 10281-1323
                                           212 449 1000

MERRILL LYNCH


February 12, 2001


To Whom It May Concern:


We confirm that Merrill Lynch, Pierce, Fenner & Smith Incorporated, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program, (the "Program") has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.








MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED

By: s/ SCOTT G. PRIMROSE
--------------------------
Name:  Scott G. Primrose
Title: Authorized Signatory

SALOMON SMITH BARNEY

A member of citigroup


February 12, 2001


Karen Gordon
General Motors Acceptance Corporation
767 Fifth Ave, 24th Floor
New York, NY  10153-0013

Dear Ms. Gordon:

We confirm that Salomon Smith Barney Inc., an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program") has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

Sincerely,
SALOMON SMITH BARNEY INC.


By: s/ MARTHA D. BAILEY
----------------------------------------
Name:  Martha D. Bailey
Title: First Vice President and Counsel























SALOMON  SMITH  BARNEY  INC,  388 Greenwich Street, New  York,  NY 10048

MORGAN STANLEY DEAN WITTER

                                                1585 Broadway
                                                New York, New York  10036
                                                (212) 761-4000


                                          February 12, 2001


Karen J. Gordon
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202


Dear Karen:

We confirm that Morgan Stanley & Co. Incorporated, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program") has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934 as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.


                                          Very truly yours,

                                          By s/  MICHAEL FUSCO
                                          ----------------------
                                          Name:  Michael Fusco
                                          Title: Vice President

                                 LEHMAN BROTHERS



February 12, 2001


To: General Motors Acceptance Corporation


We confirm that Lehman Brothers Inc., an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.


                                              LEHMAN BROTHERS INC.

                                              By:  s/ MARTIN GOLDBERG
                                              --------------------------------
                                              Name:   Martin Goldberg
                                              Title:  Senior Vice President














                              LEHMAN BROTHERS INC.
                3 WORLD FINANCIAL CENTER NEW YORK, NY 10285-0900

                                     CHASE

Chase Securities Inc.
Fixed Income Capital Markets
270 Park Avenue, 8th Floor
New York NY 10017-2070
Tel  212 834-4666
Fax  212-834-6170

February 12, 2001



We confirm that J.P. Morgan Securities Inc., an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted, and will act, in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.


Chase Securities Inc.


By: s/  THERESE M. ESPERDY
-----------------------------
    Name:  Therese M. Esperdy
    Title: Managing Director

BEAR STEARNS
                                                       BEAR, STEARNS, & CO. INC.


                                                                 245 PARK AVENUE
                                                        NEW YORK, NEW YORK 10167
                                                                  (212) 272-2000

                                                                ATLANTA * BOSTON
                                                  CHICAGO * DALLAS * LOS ANGELES
                                                        NEW YORK * SAN FRANCISCO

                                                              GENEVA * HONG KONG
                                                          LONDON * PARIS * TOKYO



                                          February 12, 2001


Ms. Karen J. Gordon
General Motors Acceptance Corporation
767 Fifth Ave, 24th Floor
New York, NY  10153-0013

Re:  GMAC US MTN Program

Dear Ms. Gordon:

We confirm that Bear, Stearns & Co. Inc., an Underwriter for General Motors Acceptance Corporation Medium-Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable to the offering of Medium-Term Notes under the Program.


                                          Very truly yours,



                                          By s/  RALPH CIOFFI
                                          -------------------------------
                                          Name:  Ralph Cioffi
                                          Title: Senior Managing Director

UBS Warburg

                                                        UBS Warburg LLC
                                                        677 Washington Boulevard
                                                        Stamford, CT  06912
                                                        Telephone 203 719-1000
                                                        www.wdr.com





                                          February 12, 2001

General Motors Acceptance Corporation
767 Fifth Avenue
24th Floor
New York, NY  10153-0013

Dear General Motors Acceptance Corporation:

We confirm that Warburg Dillon Read LLC, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.



                                          Very truly yours,

                                          UBS WARBURG LLC



                                          By: s/ JOHN DOHARTY
                                          -------------------------
                                          Name:  John Doharty
                                          Title: Associate Director

                                          By: s/ CHRISTIAN STEWART
                                          -------------------------
                                          Name:  Christian Stewart
                                          Title: Director









                                              Member SIPC
                                              Member New York Stock Exchange
                                              and other Principal Exchanges

UBS Warburg LLC is a subsidiary of UBS AG.
UBS Warburg is a financial services group of UBS AG.

                                Bank of America

Banc of America Securities LLC                  Capital Markets Services
                                                NY1-301-31-01
                                                9 West 57th Street
                                                New York, NY  10019

February 9, 2001

General Motors Acceptance Corporation
767 Fifth Avenue
24th Floor
New York, New York  10153-0013

Ladies and Gentlemen:

     The undersigned confirms on behalf of Banc of America Securities LLC that Bank of America Securities LLC, an underwriter for General Motors Acceptance Corporation's Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

                                          Sincerely


                                          By: s/ LILY CHANG
                                          ------------------
                                          Name:  Lily Chang
                                          Title: Principal